Exhibit 99.2

INVESTOR PRESENTATION OCTOBER 2021 Alerus

1 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long-term performance goals and the future plans and prospects of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the effects of the COVID-19 pandemic, including its effects on the economic environment, our clients and our operations including due to supply chain disruptons, as well as any changes to federal, state or local government laws, regulations or orders in connection with the pandemic; our ability to successfully manage credit risk and maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the future implementation of the new Current Expected Credit Loss Standard; business and economic conditions generally and in the financial services industry, nationally and within our market areas; the overall health of the local and national real estate market; concentrations within our loan portfolio; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry; our ability to successfully manage liquidity risk; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes; interest rate risks associated with our business; fluctuations in the values of the securities held in our securities portfolio; governmental monetary, trade and fiscal policies; severe weather, natural disasters, widespread disease or pandemics, such as the COVID-19 global pandemic, acts of war or terrorism or other adverse external events; any material weaknesses in our internal control over financial reporting; developments and uncertainty related to the future use and availability of some reference rates, such as the London Interbank Offered Rate, as well as other alternative rates; changes to U.S. or state tax laws, regulations and guidance, including recent proposals to increase the federal corporate tax rate; our success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. DISCLAIMERS

2 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2021 Noninterest income: $152.4 million Net interest income: $87.5 million $29.4 $27.8 $31.9 $34.2 $36.2 2017 2018 2019 2020 Q3 2021 OUR MISSION ▪ To positively impact our clients’ financial potential-through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 09/30/2021. DIVERSIFIED REVENUE STREAM ASSET GROWTH (IN BILLIONS) Banking Assets Retirement and Benefit Services AUA/AUM Wealth Management AUA/AUM $2.7 $2.6 $3.1 $3.3 $3.9 2017 2018 2019 2020 Q3 2021 NONINTEREST INCOME AS A % OF REVENUE: 63.6% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.2 billion Banking assets ▪ $36.2 billion Retirement and Benefits AUA/AUM ▪ $3.9 billion Wealth Management AUA/AUM ▪ $1.5 billion in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefits ▪ Wealth Management ▪ Mortgage $2.1 $2.2 $2.4 $3.0 $3.2 2017 2018 2019 2020 Q3 2021 Retirement and Benefit Revenue 29.0% Wealth Management Revenue 8.4% Mortgage Revenue 23.8% Banking Fees 2.4% Net Interest Income 36.4%

3 FRANCHISE FOOTPRINT FULL-SERVICE BANKING OFFICES Alerus offers banking, retirement and benefits, mortgage and wealth management services at all full-service banking offices ▪ Grand Forks, ND: 4 full-service banking offices ▪ Fargo, ND: 3 full-service banking offices ▪ Twin Cities, MN: 6 full-service banking offices ▪ Phoenix, AZ: 2 full-service banking offices RETIREMENT AND BENEFITS SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 45,200 consumers ▪ 10,200 businesses ▪ 7,500 employer-sponsored retirement plans Data as of 09/30/2021. ▪ 375,800 employer-sponsored retirement plan participants ▪ 62,900 health savings account participants ▪ 54,100 flexible spending account/health reimbursement arrangement participants

4 ONE ALERUS REINVENTION OF PROCESSES We have aligned processes, policies, and procedures throughout all departments to enhance client experience and improve our Company's efficiency Our expectation is this initiative will continue to improve our scalability and operating costs TAILORED ADVICE We strive to provide each client with a primary point of contact —a trusted advisor— who deals with individual needs and integrates other department’s expertise when necessary SYNERGISTIC GROWTH Deposits sourced from our retirement and benefits divisions totaled $576.0 million as of September 30, 2021 Cumulative rollovers have added $930.0 million of assets under management 1-4 Family 1st Liens totaled $477.5 million in the third quarter TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines These investments allow for digital and proactive engagement with clients DIVERSIFIED SERVICES We can offer comprehensive product and service packages to our clients including banking, mortgage, wealth management, retirement benefits and payroll administration ONE ALERUS STRATEGY One Alerus enables us to bring our product and service offerings to clients in a cohesive and seamless manner. We believe the One Alerus initiative will enable us to achieve future organic growth by leveraging our existing client base and help us continue to provide strong returns to our stockholders ONE ALERUS

5 EXPANDED TO COLORADO Acquired Retirement Planning Services, Inc. (Littleton, CO) To supplement our strong organic growth, we have executed 24 acquisitions throughout the history of our company across all business lines: STRATEGIC GROWTH 2000 2002 2003 2006 2007 2019 2009 2016 2015 2014 2013 2012 2011 REBRANDED TO ALERUS Acquired a branch from BNC National Bank (Fargo, ND) Acquired Pension Solutions, Inc. (St. Paul, MN) The catalyst to the Retirement Division OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES) Acquired Stanton Trust Company (Minneapolis, MN) EXPANDED TO MINNESOTA MARKET OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN) Acquired Acclaim Benefits, Inc. (Minneapolis, MN) Acquired Stanton Investment Advisors (Minneapolis, MN) EXPANDED TO ARIZONA MARKET OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ) Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN) Acquired Prosperan Bank (Twin Cities, MN) Acquired deposits from BankFirst (Minneapolis, MN) Acquired Residential Mortgage Group (Minnetonka, MN) Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank EXPANDED TO MICHIGAN Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI) Acquired Tegrit Administrators, LLC EXPANDED TO NEW HAMPSHIRE Acquired Private Bank Minnesota (Minneapolis, MN) Acquired Retirement Alliance, Inc. (Manchester, NH) Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN) Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN) Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN) LAUNCHED FINANCIAL WELLNESS TECHNOLOGY COMPLETED INITIAL PUBLIC OFFERING (IPO) 2017 LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN 2020

6 ▪ Diversified client base consists of 45,200 consumers, 10,200 businesses and over 375,800 employer-sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruit top talent to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift-out opportunities ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast-follower strategy ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow. KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ORGANIC GROWTH “ONE ALERUS”

7 OFFICERS AND DIRECTORS OUR MOTIVATED, DEDICATED, AND ENERGETIC LEADERS KEEP US ON THE RIGHT PATH DAN COUGHLIN Since 2016 Former MD & Co-Head – Fin’l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett Chicago, IL MICHAEL MATHEWS Since 2019 CIO, Deluxe Corporation Former SVP – Technology and Enterprise Programs, UnitedHealth Group Minneapolis, MN ANN MCCONN Executive Vice President and Chief Shared Services Officer 19 years with Alerus KARIN TAYLOR Executive Vice President and Chief Risk Officer 3 years with Alerus RANDY NEWMAN Chairman, President, and Chief Executive Officer 40 years with Alerus KEVIN LEMKE Since 1994 President Virtual Systems, Inc. Grand Forks, ND KAREN BOHN Since 1999 President, Galeo Group, LLC Former Chief Administrative Officer Piper Jaffray Co. Edina, MN SALLY SMITH Since 2007 Former President and CEO Buffalo Wild Wings, Inc. Minneapolis, MN GALEN VETTER Since 2013 Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM Minneapolis, MN KATIE LORENSON Executive Vice President and Chief Financial Officer President and CEO Elect, effective Jan. 1, 2022 4 years with Alerus JILL SCHURTZ Since 2021 CEO and CIO, St. Paul Teacher's Retirement Fund Association Former CEO and COO, Robeco-Sage Mgmt. Minneapolis, MN MARY ZIMMER Since 2021 Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt. Minneapolis, MN SENIOR EXECUTIVE TEAM BOARD OF DIRECTORS JANET ESTEP Since 2021 Former President and CEO, Nacha Former EVP, US Bank Transaction Division Former VP, Pace Analytical Services Naples, FL

8 THIRD QUARTER HIGHLIGHTS

9 INCOME STATEMENT Q3 2021 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” 2 – Net interest margin (tax-equivalent) excluding PPP loans for the three and nine months ended September 30, 2021, was 2.62% and 2.77%, respectively. (dollars and shares in thousands, except per share data) Net Interest Income $ 21,132 $ 21,140 $ 21,765 $ 64,310 $ 60,693 Provision for Loan Losses (2,000) — 3,500 (2,000) 9,500 Net Interest Income After Provision for Loan Losses 23,132 21,140 18,265 66,310 51,193 Noninterest Income 36,040 36,748 45,256 113,669 110,675 Noninterest Expense 42,041 42,550 40,214 127,633 116,674 Income Before Income Taxes 17,131 15,338 23,307 52,346 45,194 Income Tax Expense 4,064 3,644 5,648 12,370 10,698 Net Income $ 13,067 $ 11,694 $ 17,659 $ 39,976 $ 34,496 Per Common Share Data Earnings Per Common Share – Diluted $ 0.74 $ 0.66 $ 0.99 $ 2.26 $ 1.94 Diluted Average Common Shares Outstanding 17,499 17,497 17,453 17,488 17,435 Performance Ratios Return on Average Total Assets 1.62% 1.50% 2.42% 1.71% 1.71% Return on Average Tangible Common Equity(1) 18.13% 17.36% 26.67% 19.44% 18.70% Noninterest Income as a % of Revenue 63.04% 63.48% 67.53% 63.87% 64.58% Net Interest Margin (Tax-Equivalent)(1)(2) 2.78% 2.88% 3.17% 2.92% 3.22% Efficiency Ratio(1) 71.49% 71.46% 58.42% 69.69% 66.22% 2020 Three months ended September 2021 June 2021 September 2021 September September 2020 Nine months ended

10 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPAS / ASSETS (%) RESERVES / LOANS (%) RESERVES / NPLS (%) ▪ Solid asset quality ▪ Strong reserve levels ▪ Proactive approach to classification of assets and management of loan problems Excluding PPP loans, NPAs/Assets as of September 30, 2021, was 0.23% Excluding PPP loans, Reserves/Loans as of September 30, 2021, was 1.89% 0.30% 0.33% 0.33% 0.17% 0.22% 0.00% 0.20% 0.40% 0.60% 0.80% 2017 2018 2019 2020 Q3 2021 282% 318% 306% 674% 515% 0.00% 100.00% 200.00% 300.00% 400.00% 500.00% 600.00% 700.00% 800.00% 2017 2018 2019 2020 Q3 2021 1.05% 1.30% 1.39% 1.73% 1.78% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2017 2018 2019 2020 Q3 2021

11 12.2% 12.9% 16.7% 16.8% 18.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2017 2018 2019 2020 Q3 2021 7.1% 7.5% 11.1% 9.2% 9.9% 8.3% 8.9% 12.9% 13.2% 14.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2017 2018 2019 2020 Q3 2021 Tier 1 Leverage Tier 1 Capital 6.0% 6.9% 10.4% 9.3% 9.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2017 2018 2019 2020 Q3 2021 STRONG CAPITAL AND SOURCES OF LIQUIDITY TANGIBLE COMMON EQUITY/TANGIBLE ASSETS1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS PRIMARY AND SECONDARY SOURCES OF LIQUIDITY TOTAL RISK BASED CAPITAL Regulatory Capital Minimum to be considered well capitalized Cash and cash equivalents $159,454 Unencumbered securities – AFS 589,914 Over collateralized securities pledging – AFS 40,089 FHLB borrowing availability 657,917 Brokered CD capacity 635,034 Fed funds lines 102,000 Total as of 9/30/2021 $2,184,408 Tier 1 Capital Leverage Excluding PPP, Tangible Common Equity/Tangible Assets on September 30, 2021, was 9.95% 1- Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation.” Regulatory Capital Minimum to be considered well capitalized

12 0.14% 0.19% 0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Cost of Total Deposits Cost of Interest Bearing Deposits Total Cost of Funds 2018 2019 2020 Q3 2021 YTD STRONG CORE FUNDING MIX ▪ Commercial transaction accounts totaled $1.2 billion and decreased 0.1% in Q3. Consumer transaction accounts totaled $675.3 million and decreased 6.2% ▪ Synergistic deposits, including HSA deposits and those sourced through retirement plans and participants, totaled $576.0 million, with a YTD cost of 0.03% ▪ CD portfolio is primarily 6-month flex CD with over 50% held by clients for 10+ years ▪ Stable deposit relationships with 22-year average tenure on 10 largest depositors As of September 30, 2021, core deposits totaled $2.6 billion or 97.0% of our total deposits OVERVIEW AS OF SEPTEMBER 30, 2021 SEPTEMBER 30, 2021 DEPOSIT FUNDING ($2,713MM) LOW COST OF FUNDS Data YTD as of 9/30/2021. Non-Interest Bearing Deposits 29.5% Money Market & Savings Deposits 37.4% Interest Bearing Demand Deposits 19.2% Time Deposits 8.3% HSA Deposits 5.6%

13 0.65% 0.97% 0.51% 0.20% 1.83% 2.16% 0.45% 0.08% 3.84% 3.65% 3.22% 2.92% 4.81% 4.97% 4.35% 4.10% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2018 2019 2020 Q3 2021 NET INTEREST MARGIN (NIM) 1 – Rates have been annualized for interim periods. Source: Alerus Financial Corporation; Federal Reserve Note: Net interest margin (FTE) is a non-GAAP financial measure; See “Non-GAAP Disclosure Reconciliation” in the Appendix to this presentation Loan Yield Net Interest Margin (fully-taxable equivalent “FTE”) Average Effective Fed Funds Rate Cost of Funds 1 1 1 1

14 NIM AND LOAN FLOORS VARIABLE RATE FLOORS BY INDEX VARIABLE RATE FLOORS COMMENTS $ in Millions Balance % of Total Balance Cumulative % of Total Balance No Floors $ 266 40.2% 40.2% Floors Reached 255 38.5% 78.7% 0-50 bps to reach floor 125 18.9% 97.6% >50bps to reach floor 16 2.4% 100.0% Total $ 662 100.0% Quarter over quarter highlights: ▪ Loan yield was up 2bps, investment yield was up 2bps and cash was up 4bps offset by increase in cash levels as a % of earning assets ▪ Other borrowings yield favorable 5pbs ▪ Deposit yield was down 1bps as deposit avg balance increased $43 million $ in Millions Index In the Money Out of the Money No Floor Total Total % Prime $ 203 $ 39 $ 20 $ 262 39.6% 1 Month LIBOR 11 – 165 176 26.6% 12 Month LIBOR 1 83 66 150 22.7% FHLB 5 Year 16 17 13 46 6.9% Other 24 2 2 28 4.2% Total $ 255 $ 141 $ 266 $ 662 100.0% Percent of Total 38.5% 21.3% 40.2% 100.0% 1 – NIM excluding PPP for the three months ended September 30, 2021, was 2.62% NET INTEREST INCOME1 21,247 417 (474)(14) 21,275 41 2 20,000 21,000 22,000 23,000 24,000 Decrease Increase

15 DIVERSIFIED

16 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 9/30/2021. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Purchasing or refinancing • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration • Retirement plan investment advisory • ESOP fiduciary services • Payroll administration services • HSA/FSA/HRA administration • COBRA BUSINESS BANKING • Commercial and commercial real estate lending • Agriculture lending • Treasury management • Deposit services CONSUMER BANKING • Deposit products and services • Consumer lending • Private banking MORTGAGE RETIREMENT AND BENEFITS 29% of Revenue 24% of Revenue 8% of Revenue 39% of Revenue

17 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO As of 9/30/2021. 1-4 Residential 1st 25% 1-4 Residential Construction 1% 1-4 Residential Jr Lien 2% HELOC 5% RE Loans to be Sold 3% C&I 20% PPP 6% Ag Production 2% Other CRE 15% Owner Occupied CRE 11% Ag Land 1% Multifamily 4% Retail Indirect 2% Other Consumer 1% RE Construction 2%

18 North Dakota Minnesota Arizona National STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION DEPOSITS ($2,713) LOANS ($1,800)(1) ARB ASSETS UNDER ADMIN/MGMT. ($36,203) WM ASSETS UNDER ADMIN/MGMT. ($3,865) MORTGAGE ORIGINATIONS ($1,479) ($ IN MILLIONS) Data as of 09/30/2021. 1-Loans in our national market are participant loans not sourced directly through advisors located in one of our geographical markets. LEGEND 39.2% 49.9% 8.7% 2.2% 42.8% 31.6% 4.3% 21.3% 6.6% 90.2% 3.2% 8.9% 13.6% 77.5% 74.0% 9.8% 1.8% 14.4%

19 $27,812 $31,905 $34,200 $36,203 350,000 365,000 380,000 395,000 410,000 425,000 440,000 455,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2018 2019 2020 Q3 2021 AUA/AUM Participants $26,902 $28,404 $25,720 $22,736 $63,316 $63,811 $60,956 $53,157 $0 $20,000 $40,000 $60,000 $80,000 2018 2019 2020 Q3 2021 YTD Net Income Revenue RETIREMENT AND BENEFITS OVERVIEW-7,500 PLANS- NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT PROFIT MARGIN REVENUE MIX MARKET SENSITIVE REVENUE: 39% 1 1 Net Income before Tax and Indirect Allocations. ▪ RETIREMENT - Provide recordkeeping and administration services to qualified retirement plans ▪ ADVISORY SERVICES - Provide investment fiduciary services to retirement plans ▪ HEALTH AND WELFARE - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ ESOP - Provide trustee, recordkeeping and administration to employee stock ownership plans ▪ PAYROLL - Provide payroll and HRIS services for employers ▪ ONE ALERUS SYNERGIES • IRA rollovers $106.8 million YTD 9/30/2021 • Deposits - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Managed accounts ($ in Millions) ($000s) Profit Margin: 42.5% 44.5% 42.2% 42.8% Asset Based Retirement 29% Trust, Custody & Advisory 10% Record Keeping 17% Administration 13% Health & Welfare 10% Payroll Servicing 2% ESOP 7% Other 12%

20 $2,627 $3,103 $3,339 $3,865 $0 $1,000 $2,000 $3,000 $4,000 2018 2019 2020 Q3 2021 ▪ ADVISORY AND PLANNING SERVICES • Retirement Planning, Tax Planning, Insurance Planning, Wealth Transfer Planning and Business Transition Planning ▪ ASSET MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT PROFIT MARGIN REVENUE MIX 1 Net Income before Tax and Indirect Allocations. 1 ($ in Millions) ($000s) Asset Management 85% Brokerage 10% Insurance & Advisory 5% Profit Margin: 54.4% 53.6% 52.5% 56.7% $8,138 $8,314 $9,162 $8,737 $14,962 $15,502 $17,451 $15,419 $0 $6,000 $12,000 $18,000 2018 2019 2020 Q3 2021 YTD Net Income Revenue

21 MORTGAGE BANKING OVERVIEW OF SERVICES MORTGAGE ORIGINATIONS GAIN ON SALE MARGIN ($000s) REVENUE SUMMARY ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minnesota ▪ Our Twin Cities originators averaged $42+ million in annual volume over the last three years ▪ YTD 4,616 loans closed, approximately 50% purchase originations, with approximately 90% sourced from the Twin Cities MSA ▪ Q3 94.7% pull through on secondary market ▪ ONE ALERUS SYNERGIES • Through enhanced technology, digital applications total approximately 90%. Paperless environment eliminated nearly 200,000+ pages printed on a monthly basis • As of September 30, 2021, residential real estate first mortgages excluding construction mortgages totaled $478 million 1 Net Income before Tax and Indirect Allocations. ($000s) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Origination and Sale $ 16,289 $ 19,071 $ 16,421 $ 17,803 $ 12,925 Fair Value Changes 5,980 (2,290) 711 (5,515) (1,810) Total $ 22,269 $ 16,781 $ 17,132 $ 12,288 $ 11,115 Net income (1) $ 13,113 $ 4,367 $ 6,725 $ 2,116 $ 3,151 Profit Margin 57.3% 25.0% 38.3% 16.6% 27.1% 3.6% 3.5% 3.2% 3.7% 3.6% 2.0% 3.0% 4.0% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Purchase % 52.8% 42.1% 32.3% 52.5% 67.5% Refinance % 47.2% 57.9% 67.7% 47.5% 32.5% $462.0 $564.0 $474.1 $465.4 $357.1 $49.6 $43.2 $43.9 $80.0 $58.7 $511.6 $607.2 $518.0 $545.4 $415.8 $0.0 $250.0 $500.0 $750.0 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Sale Portfolio

22 LOAN PORTFOLIO AND CREDIT QUALITY

23 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL1 1 – Commercial and industrial loans includes C & I, Loans to Public Entities, and Other Loans. It Excludes PPP and Ag Production loans “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information, (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities “Other Retail Trade” includes to the following sub-industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores Transportation and Warehousing 4% Health Care and Social Assistance 7% Professional, Scientific and Technical Services 7% Manufacturing 10% Real Estate and Rental and Leasing 6% Wholesale Trade 10% Construction 14% Finance and Insurance 15% Other 9% Motor Vehicle and Parts Dealers 8% Food and Beverage Stores 2% Electronics and Appliance Stores 3% Heath and Personal Care Services 1% Gasoline Stations 1% Building Material and Garden Equipment and Supplies Dealers 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 18%

24 LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE1 1 – Loans secured by commercial real estate include Multifamily loans, Ag land, Other CRE, Owner Occupied CRE, and Ag production Portfolio Avg FICO Avg LTV Serviced 759 65% Non-Serviced 780 28% Junior 755 78% HELOC 795 64% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE Office 16% Retail 17% Warehouse 20% Manufacturing 1% Residential Development 1% Mixed Residential/Commercial 1% Mixed Commercial 6% Apartments 15% Hotel 1% Medical Or Nursing Facilities 10% Commercial/Land Development 10% Ag Land 2% Serviced 51% 1-4 1st Non-Serviced 3% 1-4 Family Jr Liens 4% 1-4 Family Revolving 30% 1-4 Family Construction 5% Held for Sale 7%

25 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT1 1 – Commercial and industrial loans includes revolving C & I Loans and Other Loans. It Excludes non-revolving C&I loans, Ag Production, PPP and loans to Public Entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 C&I Funded Unfunded Funded% 0% 10% 20% 30% 40% 50% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Home Equity Lines of Credit Funded Unfunded Funded%

26 CHANGES IN THE ALLL BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES Nine months ended September 30, 2021 (dollars in thousands) Beginning Balance Provision for Loan Losses Loan Charge-offs Loan Recoveries Ending Balance Commercial Commercial and industrial $ 10,205 $ (1,378) $ (1,224) $ 1,497 $ 9,100 Real estate construction 658 21 —— 679 Commercial real estate 14,105 (1,049) (536) 4 12,524 Total commercial 24,968 (2,406) (1,760) 1,501 22,303 Consumer Residential real estate first mortgage 5,774 1,027 —— 6,801 Residential real estate junior lien 1,373 (63) — 113 1,423 Other revolving and installment 753 (196) (139) 105 523 Total consumer 7,900 768 (139) 218 8,747 Unallocated 1,378 (362) —— 1,016 Total $ 34,246 $ (2,000) $ (1,899) $ 1,719 $ 32,066

27 ALLOCATION BY PORTFOLIO SEGMENT ALLOWANCE FOR LOAN LOSSES September 30, 2021 December 31, 2020 (dollars in thousands) Allocated Allowance Percentage of loans to total loans Allocated Allowance Percentage of loans to total loans Commercial and industrial $ 9,100 28.1% $ 10,205 35.0% Real estate construction 679 2.1% 658 2.2% Commercial real estate 12,524 32.0% 14,105 28.4% Residential real estate first mortgage 6,801 27.8% 5,774 23.4% Residential real estate junior lien 1,423 7.2% 1,373 7.2% Other revolving and installment 523 2.8% 753 3.7% Unallocated 1,016 —% 1,378 —% Total loans $ 32,066 100.0% $ 34,246 100.0%

28 Risk Level Total Loans Unguaranteed Balance1 Reserve Amount Reserve / Unguaranteed Loans Reserve/Total Loans Pass $ 1,768,566 $ 1,654,210 $ 28,045 1.70% 1.59% Special Mention 4,238 4,097 182 4.44% 4.29% Substandard 20,631 19,854 2,264 11.40% 10.97% Total Loans Evaluated Collectively 1,793,435 1,678,161 30,491 1.82% 1.70% Total Loans Evaluated Individually 6,951 6,700 559 8.34% 8.04% Unallocated –– 1,016 –– Total $ 1,800,386 $ 1,684,861 $ 32,066 1.90% 1.78% ALLOCATION BY RISK SEGMENT ($ IN 000’S) ALLOWANCE FOR LOAN LOSSES As of 09/30/2021. 1 - Unguaranteed balances exclude PPP loans as well as loans that are guaranteed by another government agency.

29 COVID-19 RESPONSE

30 ▪ Activated Business Continuity Planning team and Pandemic Policy; frequent meetings with key leadership teams ▪ Response guided by safety of employees and clients; being a good corporate citizen; and encouraging digital use ▪ Benefit of past crisis experience; 1997 historic Flood and Fire in Grand Forks, ND ▪ Early adoption and continuation of self-quarantine recommendations and restricting non-essential business travel ▪ 82% of staff transitioned to working remote in 1 week; 85% remain working remote ▪ Established On-Site Pay for staff in offices; introduced Relief Pay for office closures or daycare/school closures ▪ Frequent all employee virtual calls hosted by C*Suite; shifted from biweekly in 2020 to monthly in 2021 ▪ Built integrated access between client documents and CRM, allowing team to quickly access client information ▪ Robotic Process Automation: continue to add robots to automate operational processes ▪ Leveraged DocuSign to develop pre-filled, dynamic Paycheck Protection Program Forgiveness Application ▪ Simplified client experience, moving various loan, wealth management, and investment documents to DocuSign ▪ Built upon holistic financial picture for consumer clients by integrating wealth management and brokerage accounts held with Alerus into My Alerus, simplifying the online account experience down to one login ▪ Moved all retirement statements and confirmations to electronic format as the default, further driving online engagement ▪ Paycheck Protection Program: helped over 2,289 new and existing clients secure ~ $447 million in funding relief ▪ Ongoing virtual webinars to provide guidance and help clients with their financial issues on various topics ▪ Waived fees on loan extensions, loan payment deferrals, or early CD withdrawals due to COVID-19 related hardship ▪ Proactively helping participants navigate retirement distributions or other lending options ▪ ND: lobbies closed in mid-March 2020, open by appointment only in early June 2020, lobbies reopened in mid-June 2020, markets were never subject to stay at home order and markets are widely open for business ▪ MN: lobbies closed in mid-March 2020, open by appointment only in August, continued progress of state’s four- phases approach to businesses reopening with lobbies opened in April - July 2021 ▪ AZ: lobbies closed in mid-March, drive-up remained open, open by appointment only in September 2020, lobbies opened May 2021 ▪ Adopted a flexible approach to work environment, allowing many of our employees to work from home long term COVID-19 RESPONSE SUMMARY PROACTIVELY RESPONDING WITH AGILITY AND SUPPORT LEADING DURING THE PANDEMIC CRISIS TAKING CARE OF EMPLOYEES LEVERAGING INFRASTRUCTURE INVESTMENTS INCREASED DIGITAL ENGAGEMENT SERVING IN THE BEST INTEREST OF CLIENTS THE NEW NORMAL

31 ▪ Since 2020, we exited three client offices and six admin offices (primarily housed by administrative and operational staff) ▪ Experienced minimal client and employee dissatisfaction ▪ All remaining client offices are now open across the Alerus footprint in ND, MN, and AZ PANDEMIC AGILITY RESULTED IN POSITIVE LASTING IMPACT POST COVID-19 FACILITIES TRANSFORMATION Office Only 13% Office Primary 22% Home Primary 22% Home Only 43% Office Only or Primary 97% Home Only 3% PRE-COVID POST-COVID

32 Impacted industries, 8% All Other Loans, 92% COMMERCIAL AND INDUSTRIAL AND COMMERCIAL REAL ESTATE INDUSTRIES DIRECTLY IMPACTED BY COVID-19 As of 9/30/2021. C&I Total Commitment ($ in 000's) % of Total Accommodation and Food Services $ 8,688 0.63% Arts, Entertainment, and Recreation 2,891 0.21% Oil and Gas 488 0.04% Other Retail Trade 3,446 0.25% Total $ 15,513 1.13% CRE Total Commitment ($ in 000's) % of Total Retail $ 103,029 7.42% Medical or Nursing Facilities 52,453 3.78% Hotel 5,180 0.37% Total $ 160,662 11.57%

33 PAYMENT DEFERRALS, MATURITY EXTENSIONS, AND PAYMENT MODIFICATIONS COVID-19 RELIEF PROGRAMS September 30, 2021 Loan Group Number Of Loans Granted Deferral ($ in 000’s) Still on Initial Deferral ($ in 000’s) Additional Deferral ($ in 000's) Returned to Normal ($ in 000’s) Consumer 181 $ 2,496 $ 15 $ 5 $ 2,476 Residential Real Estate Serviced 63 27,419 54 3,395 23,970 Residential Real Estate Non-serviced 77 10,550 —— 10,550 Commercial Real Estate 79 80,763 —— 80,763 Commercial & Industrial 187 33,335 —— 33,335 Total 587 $ 154,563 $ 69 $ 3,400 $ 151,094 Consumer 1% Residential Real Estate Serviced 99%

34 Retail Trade 14% Professional, Scientific, and Technical Services 13% Construction 12% Manufacturing 9% Wholesale Trade 8% Health Care and Social Assistance 11% Other Services (except Public Administration) 5% Administrative and Support and Waste Management and Remediation Services 3% Transportation and Warehousing 2% Accommodation and Food Services 4% Other 19% SBA PAYCHECK PROTECTION PROGRAM (PPP) COVID-19 RELIEF PROGRAMS As of 9/30/2021. As of September 30, 2021, 1,937 loans totaling $376.7 million have been approved for forgiveness by the SBA. Loan Amount Group # of Loans $ Originated (in 000’s) $150M or less 1,825 $ 75,613 $150M to $2MM 601 304,878 $2MM+ 28 93,757 Total 2,454 $ 474,248 INDUSTRY BREAKDOWN OF PPP LOANS MADE TO BORROWERS THROUGH 09/30/2021 SECURED SBA FINANCING OF 2,454 LOANS FOR APPROXIMATELY $474MM

35 APPENDIX

36 ($000s, except where otherwise noted ) Annual 17-'20 Year-to-date 2017 2018 2019 2020 CAGR Q3 2020 Q3 2021 Total Assets 2,136,081 $ 2,179,070 $ 2,356,878 $ 3,013,771 $ 12.2% 2,898,809 $ 3,175,169 $ Total Loans 1,574,474 1,701,850 1,721,279 1,979,375 7.9% 2,058,419 1,800,386 Total Deposits 1,834,962 1,775,096 1,971,316 2,571,993 11.9% 2,462,370 2,713,088 Tangible Common Equity1 125,154 147,152 240,008 274,043 29.9% 279,253 300,401 Net Income 15,001 $ 25,866 $ 29,540 $ 44,675 $ 43.9% 34,496 $ 39,976 $ ROAA (%) 0.75 1.21 1.34 1.61 1.71 1.71 ROATCE (%)1 18.04 21.02 17.46 17.74 18.70 19.44 Net Interest Margin (FTE) (%)1 3.74 3.84 3.65 3.22 3.22 2.92 Efficiency Ratio (FTE) (%)1 75.36 73.80 73.22 68.40 66.22 69.69 Non-Int. Income / Op. Rev. (%) 60.36 57.73 60.50 64.05 64.58 63.87 Earnings per common share - diluted 1.07 1.84 1.91 2.52 1.94 2.26 Total Equity / Total Assets (%) 8.41 9.04 12.12 10.96 11.11 11.12 Tang. Cmn. Equity / Tang. Assets (%)1 2 6.01 6.91 10.38 9.27 9.78 9.62 Loans / Deposits (%) 85.80 95.87 87.32 76.96 83.60 66.36 NPLs / Loans (%)2 0.37 0.41 0.45 0.26 0.23 0.35 NPAs / Assets (%)2 0.30 0.33 0.33 0.17 0.17 0.22 Allowance / NPLs (%) 282.04 318.45 305.66 674.13 653.53 514.79 Allowance / Loans (%)2 1.05 1.30 1.39 1.73 1.52 1.78 NCOs / Average Loans (%)2 0.16 0.18 0.33 0.03 0.15 0.01 FINANCIAL HIGHLIGHTS 1 Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation” in the Appendix to this presentation. 2 Excluding PPP loans, the following ratios were TCE/TA 9.95% NPLs/Loans 0.37%, NPAs/Assets 0.23%, Allowance/Loans 1.89%, and NCOs/Average Loans 0.01%

37 NON-GAAP DISCLOSURE RECONCILIATION ($000s, except where otherwise noted ) Annual Year-to-date 2017 2018 2019 2020 Q3 2020 Q3 2021 Tangible common equity to tangible assets Total common stockholders' equity $ 179,594 $ 196,954 $ 285,728 $ 330,163 $ 322,003 $ 353,195 Less: Goodwill 27,329 27,329 27,329 30,201 27,329 30,201 Less: Other intangible assets 27,111 22,473 18,391 25,919 15,421 22,593 Tangible common equity (a) 125,154 147,152 240,008 274,043 279,253 300,401 Total assets 2,136,081 2,179,070 2,356,878 3,013,771 2,898,809 3,175,169 Less: Goodwill 27,329 27,329 27,329 30,201 27,329 30,201 Less: Other intangible assets 27,111 22,473 18,391 25,919 15,421 22,593 Tangible assets (b) 2,081,641 2,129,268 2,311,158 2,957,651 2,856,059 3,122,375 Tangible common equity to tangible assets (a)/(b) 6.01% 6.91% 10.38% 9.27% 9.78% 9.62 % Tangible common equity per common share Total stockholders' equity $ 179,594 $ 196,954 $ 285,728 $ 330,163 $ 322,003 $ 353,195 Less: Goodwill 27,329 27,329 27,329 30,201 27,329 30,201 Less: Other intangible assets 27,111 22,473 18,391 25,919 15,421 22,593 Tangible common equity (c) 125,154 147,152 240,008 274,043 279,253 300,401 Common shares outstanding (d) 13,699 13,775 17,050 17,125 17,122 17,208 Tangible common equity per common share (c)/(d) $ 9.14 $ 10.68 $ 14.08 $ 16.00 $ 16.31 $ 17.46 Return on average tangible common equity Net income $ 15,001 $ 25,866 $ 29,540 $ 44,675 $ 34,496 $ 39,976 Add: Intangible amortization expense (net of tax) 3,655 3,664 3,224 3,129 2,347 2,628 Remeasurement due to tax reform 4,818 ————— Net income, excluding intangible amortization (e) 23,474 29,530 32,764 47,804 36,843 42,604 Average total equity 176,779 187,341 231,084 310,208 303,825 342,344 Less: Average goodwill 27,329 27,329 27,329 27,439 27,329 30,201 Less: Average other intangible assets (net of tax) 19,358 19,522 16,101 13,309 13,343 19,124 Average tangible common equity (f) 130,092 140,490 187,654 269,460 263,153 293,019 Return on average tangible common equity (e)/(f) 18.04% 21.02% 17.46% 17.74% 18.70% 19.44 % Net interest margin (tax-equivalent) Net interest income $ 67,670 $ 75,224 $ 74,551 $ 83,846 $ 60,693 $ 64,310 Tax equivalent adjustment 865 462 347 455 325 392 Tax equivalent net interest income (g) 68,535 75,686 74,898 84,301 61,018 64,702 Average earning assets (h) 1,833,002 1,970,004 2,052,758 2,618,427 2,534,038 2,958,742 Net interest margin (tax equivalent) (g)/(h) 3.74% 3.84% 3.65% 3.22% 3.22% 2.92 % Efficiency Ratio Noninterest expense $ 134,920 $ 136,325 $ 142,537 $ 163,799 $ 116,674 $ 127,633 Less: Intangible amortization expense 5,623 4,638 4,081 3,961 2,971 3,327 Adjusted noninterest expense (i) 129,297 131,687 138,456 159,838 113,703 124,306 Net interest income 67,670 75,224 74,551 83,846 60,693 64,310 Noninterest income 103,045 102,749 114,194 149,371 110,675 113,669 Tax equivalent adjustment 865 462 347 455 325 392 Total tax equivalent revenue (j) 171,580 178,435 189,092 233,672 171,693 178,371 Efficiency ratio (i)/(j) 75.36% 73.80% 73.22% 68.40% 66.22% 69.69%